American Century Target Maturities Trust

PROSPECTUS SUPPLEMENT

TARGET 2005 FUND * TARGET 2010 FUND * TARGET 2015 FUND * TARGET 2020 FUND
TARGET 2025 FUND * TARGET 2030 FUND

Supplement dated October 4, 2002 * Prospectus dated February 1, 2002
                                   (Investor Class, Advisor Class and C Class)

At a Special Meeting of Shareholders held August 2, 2002, shareholders of the funds approved the following proposal.

Shareholders of the aforementioned funds elected the funds' eight-member Board of Trustees for indefinite terms, effective immediately following the meeting.
The elected trustees are Albert Eisenstat, Ronald J. Gilson, Kathryn A. Hall,
William M. Lyons, Myron S. Scholes, Kenneth E. Scott, James E. Stowers III and
Jeanne D. Wohlers.

In addition, the following changes are made to the prospectus:

The following replaces the first sentence under the heading, "What are the funds' primary investment strategies and principal risks?" on page 2 of the
Investor, Advisor and C Class prospectuses.

          The funds invest primarily in zero-coupon Treasury securities and their equivalents. Each fund invests in different maturities of these debt securities and has different interest rate risks.

The following replaces the table on page 2 of the Investor and Advisor Class prospectuses.

                          Fund           Primary Investments                     Principal Risks
                          ----------------------------------------------------------------------------------
          Shorter Term    Target 2005    Zero-coupon U.S. Treasury securities*   Lowest interest rate risk
                         -----------------------------------------------------------------------------------
          Less Volatile   Target 2010    Zero-coupon U.S. Treasury securities*   Medium interest rate risk
                         -----------------------------------------------------------------------------------
            [graphic      Target 2015    Zero-coupon U.S. Treasury securities*   High interest rate risk
               of        -----------------------------------------------------------------------------------
             arrow]       Target 2020    Zero-coupon U.S. Treasury securities*   High interest rate risk
                         -----------------------------------------------------------------------------------
          Longer Term     Target 2025    Zero-coupon U.S. Treasury securities*   High interest rate risk
                         -----------------------------------------------------------------------------------
          More Volatile   Target 2030    Zero-coupon U.S. Treasury securities*   Highest interest rate risk

                          * Including zero-coupon Treasury equivalents.

The following replaces the first sentence under the heading "How do the funds pursue their investment objectives?" on page 7 of the Investor Class prospectus, page 6 of the Advisor Class prospectus and page 4 of the C Class prospectus.

          Each fund invests primarily in zero-coupon Treasury securities and their equivalents and may invest up to 20% of its assets in AAA-rated zero-coupon U.S. government agency securities.

The following replaces the section "What are zero-coupon Treasury securities?"
on page 7 of the Investor Class prospectus, page 6 of the Advisor Class prospectus and page 4 of the C Class prospectus.

          WHAT ARE ZERO-COUPON SECURITIES?

          Zero-coupon securities make no periodic interest or principal payments. Instead, they trade at a deep discount to their face value and all of the interest and principal is paid when the securities mature. Some zero-coupon securities are created by separating the interest and principal payment obligations of a traditional coupon-bearing bond. Each payment obligation becomes a separate zero-coupon security. Zero-coupon U.S. Treasury and U.S. government agency securities are created by financial institutions (such as broker-dealers), the U.S. Treasury and other agencies of the federal government. The U.S. Treasury and other agencies of the federal government may also issue zero-coupon securities directly.

                                                         Continued on next page

          Zero-coupon Treasury securities (Treasury zeros) are created by separating a Treasury bond's interest and principal payment obligations. The important characteristic of Treasury zeros is that payment of the final maturity value is an obligation of the U.S.
          Treasury and is backed by the full faith and credit of the U.S.
          government.

          Zero-coupon U.S. government agency securities (agency zeros) operate in all respects like Treasury zeros, except that they are created by separating the interest and principal payment obligations of bonds issued by the agency. Unlike Treasury zeros, payment of the final maturity value is the obligation of the issuing agency. If the agency zeros are ultimately backed by securities or payment obligations of the U.S. Treasury and are generally considered by the market to be of comparable credit quality, the manager considers them Treasury zero equivalents. Otherwise, the manager will limit purchases of such agency zeros to those that receive the highest rating (AAA) by an independent rating organization and will further limit such investments to 20% of a fund's assets.

          Zero-coupon securities are beneficial for investors who wish to invest for a fixed period of time at a selected rate. When an investor purchases a traditional coupon-bearing bond, it is paid periodic interest at a predetermined rate. This interest payment must be reinvested elsewhere. However, the investor may not be able to reinvest this interest payment in an investment that has a return similar to a traditional coupon-bearing bond. This is called reinvestment risk. Because zero-coupon securities do not pay interest periodically, investors in zero-coupon securities are not exposed to reinvestment risk.

The following replaces the section "What happens when a fund reaches its maturity year?" on page 8 of the Investor Class prospectus, page 7 of the
Advisor Class prospectus and page 5 of the C Class prospectus.

          WHAT HAPPENS WHEN A FUND REACHES ITS MATURITY YEAR?

          * The fund managers may begin buying traditional coupon-bearing securities consistent with a fund's investment objective and strategy.

          * As a fund's zero-coupon securities mature, the proceeds from the retirement of these securities may be invested in zeros, traditional coupon-bearing debt securities and cash equivalent securities.

          * Each fund will be liquidated near the end of its maturity year.

SH-SPL-31663   0210